UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCDEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

M/I HOMES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to § 240.14a-12
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3 Easton Oval
Columbus, Ohio 43219

April 20, 2020

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement of M/I Homes, Inc. (the “Company”), dated April 7, 2020 (the “Proxy Statement”), furnished to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on Monday, May 11, 2020 at 9:00 a.m., Eastern Daylight Time (the “Annual Meeting”). The purpose of the Notice is to announce a change of the location of the Annual Meeting to a virtual-only format.

These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to shareholders on or about April 20, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

3 Easton Oval
Columbus, Ohio 43219

NOTICE OF CHANGE OF LOCATION OF
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2020

To Each Shareholder of M/I Homes, Inc.:

Due to the public health impact of the coronavirus (COVID-19) and to support the health and well-being of our shareholders, stakeholders, employees and community, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of M/I Homes, Inc. (the “Company”) has been changed. The Annual Meeting will be held solely by remote communication in a virtual-only format. You will not be able to attend the Annual Meeting in person. The previously announced date and time of the Annual Meeting (Monday, May 11, 2020 at 9:00 a.m., Eastern Daylight Time) have not changed.

The Annual Meeting will be accessible at www.meetingcenter.io/272509384. As described in the proxy materials previously distributed in connection with the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder of the Company as of the close of business on March 16, 2020, the record date for the Annual Meeting, or if you are a street name shareholder and you hold a valid legal proxy issued by your broker, bank or other nominee. You may vote your common shares and will have the opportunity to submit questions during the virtual-only Annual Meeting by joining as a shareholder and following the instructions available on the meeting website. Shareholders should refer to the Rules of Conduct that will be posted on the meeting website. You may also join the virtual-only Annual Meeting as a guest. Participants who join the Annual Meeting as a guest will not have the ability to vote or submit questions during the meeting.

To attend the virtual-only Annual Meeting as a shareholder, you must enter a control number and the password for the Annual Meeting (MHO2020), and follow the instructions for voting and submitting questions available on the meeting website. You can find or obtain your control number as follows:

•
Shareholder of Record. If you are a registered shareholder (i.e, your common shares are registered directly in your name with our transfer agent, Computershare), your control number can be found on the proxy card, notice or email previously distributed to you.

•
Beneficial Owner of Shares in Street Name. If you are a street name shareholder who holds your common shares through an intermediary, such as a broker, bank or other nominee, you must obtain a control number in advance to vote during the Annual Meeting. To obtain a control number, you must submit proof of your legal proxy issued by your broker, bank or other nominee by sending a copy of your legal proxy, along with your name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on May 5, 2020. Street name shareholders who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number.

As described in the proxy materials for the Annual Meeting previously distributed to you, the Annual Meeting is being held for the following purposes:

1)	To elect three directors to serve until the Company’s 2023 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

2)	To consider and vote upon a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;

3)	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year; and

4)	To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

It is important that you review the proxy materials for the Annual Meeting previously distributed to you. Whether or not you plan to attend the virtual-only Annual Meeting, we encourage you to vote your common shares in advance of the Annual Meeting using one of the voting methods described in the proxy materials. The proxy card previously distributed with the proxy materials will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote your common shares in connection with the Annual Meeting. If you have already voted, you do not need to vote again.

April 20, 2020                        By Order of the Board of Directors,

/s/ J. Thomas Mason

J. Thomas Mason,
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2020.

The Company’s Proxy Materials and 2019 Annual Report to Shareholders are available online at
www.edocumentview.com/MHO.

On April 20, 2020, M/I Homes, Inc. issued the following press release regarding the change of location of its 2020 Annual Meeting of Shareholders to a virtual-only format.

M/I Homes Announces Change From Physical Location to Virtual-Only
2020 Annual Meeting of Shareholders

Columbus, Ohio - (April 20, 2020) M/I Homes, Inc. (NYSE: MHO) announced today that, due to the public health impact of the coronavirus (COVID-19) and to support the health and well-being of its shareholders, stakeholders, employees and community, the Company has changed the location of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held solely by remote communication in a virtual-only format. Shareholders will not be able to attend the Annual Meeting in person. The previously announced date and time of the Annual Meeting have not changed.
Meeting Date:    Monday, May 11, 2020
Meeting Time:    9:00 a.m. (Eastern Daylight Time)
Meeting Access:    www.meetingcenter.io/272509384

The virtual-only Annual Meeting will be accessible at www.meetingcenter.io/272509384. Shareholders as of the close of business on the record date of March 16, 2020 and street name shareholders who hold a valid legal proxy issued by their broker, bank or other nominee may vote their common shares and submit questions during the virtual-only Annual Meeting by joining as a shareholder, entering their control number and the password (MHO2020), and following the instructions available on the meeting website. Shareholders can find or obtain their control number as follows:

•
Shareholders of Record. For registered shareholders (i.e, shareholders whose common shares are registered directly in their name with our transfer agent, Computershare), their control number can be found on the proxy card, notice or email previously distributed to such shareholders.

•
Beneficial Owners of Shares in Street Name. For street name shareholders who hold their common shares through an intermediary, such as a broker, bank or other nominee, such shareholders must obtain a control number in advance to vote during the Annual Meeting. To obtain a control number, such shareholders must submit proof of their legal proxy issued by their broker, bank or other nominee by sending a copy of their legal proxy, along with their name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on May 5, 2020. Street name shareholders who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number.

Shareholders who do not wish to login with a control number may join the virtual-only Annual Meeting as a guest but will not have the option to vote their common shares at the meeting or submit questions.

For additional information regarding how shareholders may access, vote and participate in the virtual-only Annual Meeting, please refer to the Company’s supplemental proxy materials filed today with the Securities and Exchange Commission.

M/I Homes, Inc. is one of the nation’s leading builders of single-family homes, having sold over 118,200 homes. The Company’s homes are marketed and sold primarily under the trade names M/I Homes and Showcase Collection (exclusively by M/I Homes), and also currently are sold under the name Hans Hagen Homes in the Minneapolis/St. Paul, Minnesota market. The Company has homebuilding operations in Columbus and Cincinnati, Ohio; Indianapolis, Indiana; Chicago, Illinois; Minneapolis/St. Paul, Minnesota; Detroit, Michigan; Tampa, Sarasota and Orlando, Florida; Austin, Dallas/Fort Worth, Houston and San Antonio, Texas; and Charlotte and Raleigh, North Carolina.

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “targets,” “envisions,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements involve a number of risks and uncertainties. Any forward-looking statements that we make herein and in any future reports and statements are not guarantees of future performance, and actual results may differ materially from those in such forward-looking statements as a result of various factors, including, without limitation, factors relating to the economic environment (including the impact of COVID-19), interest rates, availability of resources, competition, market concentration, land development activities, integration of acquisitions, construction defects, product liability and warranty claims and various governmental rules and regulations, as more fully discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as the same may be updated from time to time in our subsequent filings with the Securities and Exchange Commission. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. We undertake no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted.

Contact Information
M/I Homes, Inc.
Kevin C. Hake, Senior Vice President, Treasurer, (614) 418-8227
Ann Marie W. Hunker, Vice President, Corporate Controller, (614) 418-8225